Exhibit 10.12
Execution Version

JOINDER AGREEMENT
THIS JOINDER IN CREDIT AGREEMENT AND NOTES (this “Joinder”) is executed as of April 12, 2022, by CVR RENEWABLES, LLC, a Delaware limited liability company (the “Joining Party”) and delivered to Wells Fargo Bank, National Association, as Administrative Agent and as Collateral Agent, for the benefit of the Secured Parties (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as therein defined.
WITNESSETH:
WHEREAS, CVR Refining, LP, CVR Services, LLC, Coffeyville Resources Refining & Marketing, LLC, CVR Refining, LLC, Coffeyville Resources Pipeline, LLC, Coffeyville Resources Crude Transportation, LLC, Coffeyville Resources Terminal, LLC, Wynnewood Energy Company, LLC, Wynnewood Refining Company, LLC, certain other Subsidiaries of the MLP from time to time party thereto, the various lenders from time to time party thereto (the “Lenders”), and Wells Fargo Bank, National Association, as Administrative Agent and as Collateral Agent, have entered into that certain Amended and Restated ABL Credit Agreement, dated as of December 20, 2012, as amended by Amendment No. 1 to Amended and Restated ABL Credit Agreement, dated November 14, 2017, and Amendment No. 2 to Amended and Restated ABL Credit Agreement, dated December 23, 2019 (as the same now exists and as may be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrowers as contemplated therein;
WHEREAS, the Joining Party is a direct or indirect Domestic Subsidiary of a Credit Party and desires, or is required pursuant to the provisions of the Credit Agreement, to become a Borrower under the Credit Agreement; and
WHEREAS, the Joining Party will obtain benefits from the incurrence of Loans by the Borrowers and as a Borrower, and the issuance of, and participation in, Letters of Credit for the account of the Borrowers and as a Borrower, in each case pursuant to the Credit Agreement, and, accordingly, desires to execute this Joinder in order to (i) satisfy the requirements described in the preceding paragraph and (ii) induce the Lenders to make Loans to the Borrowers and issue, and/or participate in, Letters of Credit for the accounts of the Borrowers;
NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party, the receipt and sufficiency of which are hereby acknowledged, the Joining Party hereby makes the following representations and warranties to the Secured Parties and hereby covenants and agrees with each Secured Party as follows:
1.By this Joinder, the Joining Party becomes a Borrower for all purposes under the Credit Agreement.
2.The Joining Party agrees that, upon its execution hereof, it will become a Borrower under the Credit Agreement, and will be bound by all terms, conditions and duties applicable to a Borrower under the Credit Agreement and the other Credit Documents (including each Note, whether or not such Joining Party actually signs a counterpart thereof). Without limitation of the foregoing, and in furtherance thereof, the Joining Party agrees, on a joint and several basis with the other Borrowers, to irrevocably and unconditionally pay in full all of the Obligations of the Borrowers in accordance with the terms of the Credit Agreement and the other Credit Documents.
3.The Joining Party hereby makes and undertakes, as the case may be, each covenant, representation and warranty made by each Borrower under the Credit Agreement and each other Credit Document, and agrees to be bound by all covenants, agreements and obligations of a Borrower pursuant to the Credit Agreement and all other Credit Documents to which it is or becomes a party.
4.This Joinder shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided, however, that the Joining Party may not assign any of its rights, obligations or interest hereunder or under any other Credit Document, except as otherwise permitted by the Credit Documents. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. Delivery of an executed signature page to this Joinder by facsimile transmission (or other electronic means, including .pdf) shall be as effective as delivery of a manually signed counterpart of this Joinder. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.
5.From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.
6.Each of the representations and warranties set forth in the Credit Agreement and each other Credit Document and applicable to the undersigned is true and correct in all material respects, after giving effect to this Joinder on the date hereof, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date (it being understood that any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on any such date).
7.The effective date of this Joinder is April 12, 2022.
8.On or before May 13, 2022 (or such later date agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received from White & Case LLP, special counsel to the Credit Parties, an opinion, in form and substance reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent, the Collateral Agent and each of the Lenders covering such matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.
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IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be duly executed as of the date first above written.
CVR RENEWABLES, LLC
By: /s/ Dane J. Neumann
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary

Signature Page to Joinder Agreement

Accepted and Acknowledged by:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as Collateral Agent
By:__/s/ Ryan C. Tozier____________
Name: Ryan C. Tozier
Title: Vice President
Signature Page to Joinder Agreement